First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

Pool Data Deal Ticker:

Pool Summary

Total Issue Balance (USD)	774,278,089
Original Mortgage Pool Balance (USD)	775,628,098
Current Mortgage Pool Balance (USD)	774,278,089
Total Number of Loans	4,267
Average Loan Balance (USD)	181,457
1st lien (% age)	95.1%
2nd lien (% age)	4.9%
WA FICO	629
- Minimum FICO	500
- Maximum FICO	813
WA LTV	81.0%
- Minimum LTV	15.8%
- Maximum LTV	100.0%
WA DTI	44.0%
- Minimum DTI	0.4%
- Maximum DTI	56.2%
WA Age (Months)	2
WA Remaining Term (Months)	352
North California (% of Pool)	12.7%
South California (% of Pool)	16.2%

North California

% of State	43.93
WA FICO	637
- Minimum FICO	500
- Maximum FICO	787
WA LTV	79.8
- Minimum LTV	22.73
- Maximum LTV	100
Highest Zip-Code Density (% of State)	2.2
Zip-Code with Highest Density	94565

South California

% of State	56.07
WA FICO	640
Minimum FICO	502
Maximum FICO	809
WA LTV	79.35
Minimum LTV	25.74
Maximum LTV	100
Highest Zip-Code Density (% of State)	1.77
Zip-Code with Highest Density	90250

Classification	Total	Check
Mortgage Type	774,278,089	☐
Loan-to-Value	774,278,089	☐
FICO	774,278,089	☐
Purpose	774,278,089	☐
Occupancy	774,278,089	☐
Loan Balance	774,278,089	☐
Property Type	774,278,089	☐
Documentation Type	774,278,089	☐
Fixed Period	774,278,089	☐
Geographic Distribution	774,278,089	☐

Per Annum Fees

Servicer Fees (bps)	0.507
Average Cost of Carry per Annum

Mortgage Type	WA LTV	WA FICO	Balance	% of Pool
Fixed Rate Mortgage	83.96%	633	133,598,313	17.3%
Adjustable Rate Mortgage	80.20%	611	402,392,506	52.0%
Option ARMs	0.00%	—	—	0.0%
Interest Only Mortgage	80.77%	657	238,287,270	30.8%

LTV	WA LTV	WA FICO	Balance	% of Pool
0.01-20.00	17.20%	601	172,437	0.0%
20.01-25.00	22.81%	548	479,773	0.1%
25.01-30.00	28.56%	583	564,000	0.1%
30.01-35.00	32.72%	597	1,381,205	0.2%
35.01-40.00	37.72%	580	1,204,935	0.2%
40.01-45.00	42.92%	612	2,793,079	0.4%
45.01-50.00	47.96%	584	5,250,007	0.7%
50.01-55.00	52.18%	596	5,806,171	0.7%
55.01-60.00	58.23%	600	11,988,142	1.5%
60.01-65.00	63.50%	587	16,778,935	2.2%
65.01-70.00	68.55%	586	33,536,338	4.3%
70.01-75.00	73.87%	597	60,712,237	7.8%
75.01-80.00	79.75%	640	384,629,054	49.7%
80.01-85.00	84.40%	616	61,862,054	8.0%
85.01-90.00	89.59%	625	97,769,862	12.6%
90.01-95.00	94.34%	647	33,891,184	4.4%
95.01-100.00	99.89%	654	55,458,676	7.2%

FICO	WA LTV	WA FICO	Balance	% of Pool
321 - 340	0.00%	—	—	0.0%
341 - 360	0.00%	—	—	0.0%
361 - 380	1.00%	—	—	0.0%
381 - 400	2.00%	—	—	0.0%
401 - 420	3.00%	—	—	0.0%
421 - 440	4.00%	—	—	0.0%
441 - 460	5.00%	—	—	0.0%
461 - 480	6.00%	—	—	0.0%
481 - 500	72.01%	500	2,480,730	0.3%
501 - 520	72.41%	511	27,128,281	3.5%
521 - 540	75.02%	531	33,943,562	4.4%
541 - 560	76.86%	550	48,383,785	6.2%
561 - 580	78.84%	571	45,466,696	5.9%
581 - 600	82.83%	591	68,553,935	8.9%
601 - 620	81.51%	610	89,535,429	11.6%
621 - 640	81.79%	631	130,629,126	16.9%
641 - 660	81.65%	650	112,592,228	14.5%
661 - 680	82.60%	670	85,453,901	11.0%
681 - 700	83.14%	690	51,423,773	6.6%
701 - 720	83.75%	710	33,432,623	4.3%
721 - 740	83.10%	730	22,444,619	2.9%
741 - 760	83.44%	751	11,195,087	1.4%
761 - 780	82.06%	770	6,648,234	0.9%
781 - 800	81.58%	787	3,436,650	0.4%
801 - 820	85.44%	805	1,529,430	0.2%
> 820	0.00%	—	—	0.0%
Unknown	0.00%	—	—	0.0%

LTV	MIG%	WA FICO	Balance with MIG	% of Pool
0.01-20.00	0.00%			0.0%
20.01-25.00	0.00%			0.0%
25.01-30.00	0.00%			0.0%
30.01-35.00	0.00%			0.0%
35.01-40.00	0.00%			0.0%
40.01-45.00	0.00%			0.0%
45.01-50.00	0.00%			0.0%
50.01-55.00	0.00%	No MI		0.0%
55.01-60.00	0.00%			0.0%
60.01-65.00	0.00%			0.0%
65.01-70.00	0.00%			0.0%
70.01-75.00	0.00%			0.0%
75.01-80.00	0.00%			0.0%
80.01-85.00	0.00%			0.0%
85.01-90.00	0.00%			0.0%
90.01-95.00	0.00%			0.0%
95.01-100.00	0.00%			0.0%

Purpose	WA LTV	WA FICO	Balance	% of Pool
Purchase	83.31%	655	309,085,302	39.9%
Cash-Out/Refinancing	79.39%	611	449,676,691	58.1%
Refinancing	82.99%	616	15,516,095	2.0%

Occupancy	WA LTV	WA FICO	Balance	% of Pool
Owner	81.09%	628	750,172,388	96.9%
Investment	79.02%	654	24,105,701	3.1%
2nd Home	0.00%	—	—	0.0%

Loan Balance	WA LTV	WA FICO	Balance	% of Pool
<$200,000	82.01%	618	296,762,150	38.3%
<$400,000	80.30%	633	353,171,272	45.6%
<$600,000	81.07%	641	115,997,213	15.0%
>$600,000	76.47%	649	8,347,454	1.1%

Property Type	WA LTV	WA FICO	Balance	% of Pool
SFR	80.97%	625	649,594,637	83.9%
PUD	100.00%	659	106,341	0.0%
CND	81.17%	642	67,827,564	8.8%
2-4 Family	81.45%	657	56,749,547	7.3%

Documentation Type	WA LTV	WA FICO	Balance	% of Pool
Full	80.88%	611	331,582,082	42.8%
Stated	81.07%	642	440,987,386	57.0%
Reduced	98.33%	663	1,708,621	0.2%
None	0.00%	—	—	0.0%

Fixed Period (Months)	WA LTV	WA FICO	Balance	% of Pool
</= 12	0.00%	—	—	0.0%
>12 and </= 36	80.43%	627	625,607,348	80.8%
>36 and </= 60	81.78%	663	6,882,584	0.9%
>60	83.62%	635	141,788,157	18.3%

Geographic Distribution	WA LTV	WA FICO	Balance	% of Pool
AZ	81.42%	624	21,850,550	2.8%
AR	67.15%	560	134,300	0.0%
CA	79.55%	639	224,086,777	28.9%
CO	83.80%	625	3,947,970	0.5%
CT	80.85%	630	5,596,754	0.7%
DE	82.24%	645	631,400	0.1%
FL	80.63%	630	132,408,430	17.1%
GA	82.91%	603	10,564,522	1.4%
HI	70.36%	670	3,761,443	0.5%
ID	83.70%	592	1,405,883	0.2%
IL	82.12%	633	96,714,882	12.5%
IN	86.79%	608	6,548,593	0.8%
IA	87.01%	596	684,474	0.1%
KN	87.51%	628	752,500	0.1%
KT	85.31%	592	1,464,691	0.2%
LA	84.62%	591	452,600	0.1%
MD	79.97%	622	40,314,614	5.2%
MA	82.16%	642	23,436,202	3.0%
MI	84.62%	611	20,300,572	2.6%
MN	84.55%	616	5,880,866	0.8%
MO	82.95%	589	1,917,281	0.2%
NE	85.70%	615	1,067,810	0.1%
NV	81.22%	633	13,362,483	1.7%
NH	73.06%	621	493,478	0.1%
NJ	80.31%	619	16,503,014	2.1%
NM	75.50%	599	435,193	0.1%
NY	79.55%	620	12,388,200	1.6%
NC	84.88%	612	11,749,395	1.5%
OH	85.49%	612	4,162,922	0.5%
OK	84.47%	596	177,344	0.0%
OR	81.41%	631	7,848,142	1.0%
PA	82.08%	599	16,147,720	2.1%
RI	81.70%	648	9,736,008	1.3%
SC	90.42%	612	164,454	0.0%
SD	84.00%	709	110,000	0.0%
TN	85.14%	612	7,625,805	1.0%
TX	81.24%	607	22,798,668	2.9%
UT	82.94%	636	1,080,701	0.1%
VA	80.91%	620	20,620,052	2.7%
WA	81.99%	607	13,324,469	1.7%
WI	83.49%	615	11,562,326	1.5%
WY	95.00%	571	64,600	0.0%